Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
On December 28, 2023, Evolve Transition Infrastructure LP (the “Partnership”) completed the sale of its 50% membership interest (the “Carnero Interest”) in Carnero G&P LLC (“Carnero”) to Targa LP Inc. (the “Buyer”) pursuant to a membership interest purchase agreement, dated as of December 28, 2023 (the “Agreement”), between the Partnership and the Buyer. The purchase price for the Carnero Interest was $27.0 million (the “Cash Consideration”). In addition to the Cash Consideration, the Buyer will make an additional cash payment to the Partnership, which will equal 20% of any cash award, less costs and expenses actually incurred by Carnero, received by Carnero with respect to claims asserted by Carnero pursuant to a third-party commercial agreement. The Partnership intends to use the net proceeds from the transaction to repay borrowings outstanding under the Partnership’s credit facility and for general working capital purposes. The Agreement contains customary representations, warranties, covenants and indemnification provisions, subject to specified limitations.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which will be filed by the Partnership with its Annual Report on Form 10-K for the year ended December 31, 2023.
The unaudited pro forma condensed consolidated statements of operations for each of the nine months ended September 30, 2023 and the year ended December 31, 2022 as if the sale had occurred on January 1, 2022. All adjustments shown on the unaudited pro forma condensed consolidated financial statements of operations are transaction accounting adjustments.
The following unaudited pro forma condensed consolidated balance sheets as of September 30, 2023 and December 31, 2022 is presented as if the sale had occurred on January 1, 2022.

EVOLVE TRANSITION INFRASTRUCTURE LP and SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statements of Operations
(In thousands, except unit data)

	Nine Months Ended September 30, 2023
	As Reported	Pro Forma Adjustments		Pro Forma
Revenues
Gathering and transportation lease revenues	$18,332	$—		$18,332
Total revenues	18,332	—		18,332
Expenses
Operating expenses
Transportation operating expenses	7,450	—		7,450
General and administrative expenses	6,313	—		6,313
General and administrative (benefit) expense - related entities	(1,163)	42	(a)	(1,121)
Unit-based compensation expense	33	—		33
Depreciation and amortization	13,296	—		13,296
Accretion expense	340	—		340
Total operating expenses	26,269	42		26,311
Other (income) expense
Interest expense, net	1,435	(930)	(b)	505
Interest expense, net - related entities	43,751	—		43,751
(Earnings) loss from equity investment	(1,436)	1,436	(c)	—
Other income	(2)	—		(2)
Total other expenses	43,748	506		44,254
Total expenses	70,017	548		70,565
Loss before income taxes	(51,685)	(548)		(52,233)
Income tax expense	54	—		54
Net loss	$(51,739)	$(548)		$(52,287)
Net loss per unit prior to conversion
Common units - Basic and Diluted	$(0.23)	$—		$(0.23)
Weighted Average Units Outstanding prior to conversion
Common units - Basic and Diluted	228,596,208	228,596,208		228,596,208
Net loss per unit after conversion(1)
Common units - Basic and Diluted	$(6.82)	$(0.07)		$(6.89)
Weighted Average Units Outstanding after conversion(1)
Common units - Basic and Diluted	7,589,082	7,589,082		7,589,082
(1) Amounts adjusted for the Reverse Split on July 17, 2023.

EVOLVE TRANSITION INFRASTRUCTURE LP and SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statements of Operations
(In thousands, except unit data)

	Year Ended December 31, 2022
	As Reported	Pro Forma Adjustments		Pro Forma
Revenues
Gathering and transportation lease revenues	$36,109	$—		$36,109
Total revenues	36,109	—		36,109
Expenses
Operating expenses
Transportation operating expenses	9,877	—		9,877
General and administrative expenses	12,404	—		12,404
General and administrative benefit - related entities	(6,375)	(110)	(a)	(6,485)
Unit-based compensation expense	53	—		53
Loss (gain) on sale of assets	4,408	(6,802)	(d)	(2,394)
Depreciation and amortization	18,516	—		18,516
Accretion expense	421	—		421
Total operating expenses	39,304	(6,912)		32,392
Other (income) expense
Interest expense, net	1,924	(967)	(b)	957
Interest expense, net - related entities	53,306	—		53,306
(Earnings) loss from equity investment	(6,139)	6,139	(e)	—
Other expense	719	—		719
Total other expenses	49,810	5,172		54,982
Total expenses	89,114	(1,740)		87,374
Loss before income taxes	(53,005)	1,740		(51,265)
Income tax expense	132	54	(f)	186
Net loss	$(53,137)	$1,686		$(51,451)
Net loss per unit prior to conversion
Common units - Basic and Diluted	$(0.35)	$0.01		$(0.34)
Weighted Average Units Outstanding prior to conversion
Common units - Basic and Diluted	152,638,640	152,638,640		152,638,640
Net loss per unit after conversion(1)
Common units - Basic and Diluted	$(10.44)	$0.33		$(10.11)
Weighted Average Units Outstanding after conversion(1)
Common units - Basic and Diluted	5,087,955	5,087,955		5,087,955
(1) Amounts adjusted for the Reverse Split on July 17, 2023.

EVOLVE TRANSITION INFRASTRUCTURE LP and SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Balance Sheets
(In thousands, except unit data)

	September 30, 2023
	As Reported	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$2,122	$1,897	(b)	$4,019
Accounts receivable	4,117	—		4,117
Prepaid expenses	606	—		606
Deferred lease incentive	1,122	—		1,122
Total current assets	7,967	1,897		9,864
Gathering and transportation assets, net	83,962	—		83,962
Intangible assets, net	98,541	—		98,541
Equity investments	14,696	(14,696)	(c)(g)	—
Deferred lease incentive, net	8,972	—		8,972
Right of use assets, net	3,938	—		3,938
Other non-current assets	50	—		50
Total assets	$218,126	$(12,799)		$205,327

LIABILITIES AND PARTNERS’ DEFICIT
Current liabilities
Accounts payable and accrued liabilities	$3,399	$54	(f)	$3,453
Other current liabilities	359	—		359
Short-term debt, net of debt issuance costs	—	—		—
Class C preferred units - related entities	442,157	—		442,157
Short-term lease liabilities	2,286	—		2,286
Total current liabilities	448,201	54		448,255
Other liabilities
Accrued shared services fees - related entities	2,677	(68)	(a)	2,609
Asset retirement obligation	5,461	—		5,461
Long-term debt, net of discount and debt issuance costs	17,049	(13,923)	(g)	3,126
Long-term lease liabilities	1,048	—		1,048
Stonepeak warrant - related entities	1,328	—		1,328
Other liabilities	303	—		303
Total other liabilities	27,866	(13,991)		13,875
Total liabilities	476,067	(13,937)		462,130
Commitments and contingencies
Partners’ deficit
Common units, 8,443,516(1) units issued and outstanding as of September 30, 2023	(257,941)	1,138	(h)	(256,803)
Total partners’ deficit	(257,941)	1,138		(256,803)
Total liabilities and partners’ deficit	$218,126	$(12,799)		$205,327
(1) Amounts adjusted for the Reverse Split on July 17, 2023.

EVOLVE TRANSITION INFRASTRUCTURE LP and SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Balance Sheets
(In thousands, except unit data)

	December 31, 2022
	As Reported	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$2,785	$967	(b)	$3,752
Accounts receivable	2,415	—		2,415
Prepaid expenses	371	—		371
Deferred lease incentive	1,122	—		1,122
Total current assets	6,693	967		7,660
Gathering and transportation assets, net	87,478	—		87,478
Intangible assets, net	106,752	—		106,752
Equity investments	14,964	(14,964)	(d)(e)(i)(j)	—
Deferred lease incentive, net	9,813	—		9,813
Right of use assets, net	5,899	—		5,899
Other non-current assets	75	—		75
Total assets	$231,674	$(13,997)		$217,677

LIABILITIES AND PARTNERS’ DEFICIT
Current liabilities
Accounts payable and accrued liabilities	$4,675	$54	(f)	$4,729
Other current liabilities	438	—		438
Short-term debt, net of debt issuance costs	19,793	(15,627)	(d)(i)(j)	4,166
Class C preferred units - related entities	411,800	—		411,800
Short-term lease liabilities	2,204	—		2,204
Total current liabilities	438,910	(15,573)		423,337
Other liabilities
Accrued shared services fees - related entities	3,839	(110)	(a)	3,729
Asset retirement obligation	5,121	—		5,121
Long-term lease liabilities	2,773	—		2,773
Stonepeak warrant - related entities	2,853	—		2,853
Other liabilities	287	—		287
Total other liabilities	14,873	(110)		14,763
Total liabilities	453,783	(15,683)		438,100
Commitments and contingencies
Partners’ deficit
Common units, 7,510,186(1) units issued and outstanding as of December 31, 2022	(222,109)	1,686	(h)	(220,423)
Total partners’ deficit	(222,109)	1,686		(220,423)
Total liabilities and partners’ deficit	$231,674	$(13,997)		$217,677
(1) Amounts adjusted for the Reverse Split on July 17, 2023.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following items resulted in transaction accounting adjustments in the unaudited pro forma condensed consolidated financial information:
(a)    Adjustment represents removal of Carnero JV from the shared services fee.
(b)    Adjustment represents reduction of interest paid as a result of debt reduction.
(c)    Adjustment represents income recorded during 2023 from the Targa JV.
(d)    Adjustment represents the sale of the Targa JV on January 1, 2022.
(e)    Adjustment represents income recorded during 2022 from the Targa JV.
(f)     Adjustment reflects the income tax impact on the sale of the Targa JV.
(g)    Adjustment represents distributions received during 2023 from the Targa JV.
(h)    Represents the effect of adjustments in notes (a) through (f) on partners’ deficit.
(i)    Adjustment represents distributions received during 2022 from the Targa JV.
(j)    Adjustment represents contributions made during 2022 to the Targa JV.